EXHIBIT 10.1


                                 PROMISSORY NOTE


THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO. THE MAKER OF THIS PROMISSORY NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE MAKER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. ANY TRANSFER OF THIS PROMISSORY NOTE NOT MADE IN COMPLIANCE WITH THE FOREGOING WILL BE NULL AND VOID AND OF NO FORCE OR EFFECT.

                                 PROMISSORY NOTE

$6,000,000     Pennington, New Jersey

January 25, 2008

     FOR VALUE RECEIVED, WorldWater & Solar Technologies Corp., a Delaware corporation ("Maker" or "Company"), together with any person or entity which succeeds to or assumes the obligations under this Note, hereby promises to pay to the order of The Quercus Trust ("Payee"), the principal amount of $6,000,000 (the "Principal Amount") on the date that is 6 months after the date first set forth above (the "Due Date") or as otherwise provided herein. The Principal Amount outstanding from time to time shall bear interest at a rate equal to 8% per annum. Such interest shall accrue and shall be due and payable in arrears (together with the Principal Amount) on the Due Date. All payments by Company under this Note shall be in immediately available funds in U.S. Dollars.

     Upon the occurrence of any one or more Events of Default (as hereinafter defined), the Principal Amount balance and all unpaid accrued interest hereunder shall become im-mediately due and payable without notice or demand, and, until this Note is paid in full, this Note shall continue to bear interest at a rate equal to 8% per annum.

     The  following  shall  constitute  "Events  of  Default":
     (a) The failure by Maker to pay any amount or issue any securities due hereunder; or
     (b) The appointment of a receiver, liquidator, assignee or like party of any property, the assignment or trust mortgage for the benefit of creditors, the commencement of any kind of insolvency proceedings under any bankruptcy or other law relating to the relief of debtors, or the entry of an order for relief with respect to the Company in any proceeding pursuant to the United States Bankruptcy Code, as amended.
     Payment of the Principal Amount and accrued interest hereunder (the "Aggregate Debt") shall be made in lawful money of the United States of America at the address of Payee set forth below, or at such other place as the holder hereof shall have designated to Maker in writing. The Aggregate Debt, or any portion thereof, may be prepaid in whole or in part, at any time and from time to time without penalty or premium. In the event of prepayment of a portion of the Aggregate Debt prior to the Due Date, Payee shall nonetheless retain the conversion rights hereinafter described with respect to that portion of the Aggregate Debt that remains outstanding on the Due Date.
     Maker hereby waives presentment, demand for payment, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note. No course of dealing of Payee or another holder hereof nor any failure or delay by Payee or any such holder to exercise any right, power, or privilege under this Note shall operate as a waiver hereunder or thereunder and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise thereof or any exercise of any other right, power, or privilege hereunder or thereunder. No covenant, obligation, or other provision of this Note may be waived, and no consent contemplated hereby may be given, other than in writing signed by Payee or another holder waiving such covenant, obligation, or provision or giving such consent.
     It is contemplated that the parties will negotiate a purchase of equity of payee by The Quercus Trust and this Note will be utilized as a portion of the consideration for such transaction. However, neither party shall be bound to negotiate or consummate any such transaction..
     To the extent permitted by generally accepted accounting principles, Company will treat, account, and report this Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state, or local tax authorities.
     Company and Payee shall pay all costs and expenses that each incurs with respect to the negotiation, execution, delivery, and performance of this Note and the documents related hereto; provided, however, that Company shall reimburse Payee for the reasonable fees, costs, and expenses of its counsel incurred to enforce or collect this Note. All payments received by Payee hereunder will be applied first to costs of collection, if any, then to interest, and the balance to principal.
     The provisions of this Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of placeStateNew Jersey, without regard to its principles of conflicts of laws.

                  [Signatures set forth on the following page]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                   WorldWater & Solar Technologies Corp.


                                   By:   /s/ Quentin T. Kelly
                                        --------------------------------
                                             Quentin T. Kelly
                                   Title:    CEO


AGREED AND ACCEPTED


---------------------------------------
The Quercus Trust, David Gelbaum,
Co-Trustee of The Quercus Trust